DISCONTINUED OPERATIONS (Summary of Results from Discontinued Operations) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Revenue		$ 97	$ 1,152
Cost of revenue		94	1,132
GROSS PROFIT		3	20
Selling, general and administrative expenses		6	114
OPERATING LOSS		(3)	(94)
Other income (expense), net		3	(15)
Income (loss) from discontinued operations	$ 0	$ 0	$ (109)